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                                                                  EXHIBIT 23.1

              Consent of Ernst & Young LLP, Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-61080) pertaining to the Qualstar Corporation 1998 Employee Stock Incentive Plan of our report dated August 17, 2001, with respect to the financial statements and schedule of Qualstar Corporation included in the Annual Report (Form 10-K) for the year ended June 30, 2001.

                              /s/ Ernst & Young LLP
September 25, 2001
Woodland Hills, CA